UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-4521

T. Rowe Price State Tax-Free Income Trust

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: February 28

Date of reporting period: February 28, 2011

Item 1: Report to Shareholders

Maryland Tax-Free Bond Fund	February 28, 2011

The views and opinions in this report were current as of February 28, 2011. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

Maryland tax-free bonds produced mild gains in the 12-month period ended February 28, 2011, as strong returns in the first half of the reporting period were mostly offset by falling bond prices in the second half. Maryland money market issues continued to offer meager returns that reflected the Federal Reserve’s near 0% interest rate policy. Several factors pressured the Maryland municipal market in the last six months, including reduced investor demand for municipal securities as yields approached historic lows last summer, signs of economic improvement, bipartisan legislation to extend the Bush-era tax cuts, rising rates for longer-term U.S. Treasuries, and heavy issuance ahead of the expiration of the Build America Bond (BAB) program at the end of 2010. The absolute returns for the Maryland Tax-Free Funds were lackluster for the year. However, longer-term performance relative to their benchmarks remained favorable.

MARKET ENVIRONMENT

The U.S. economy is growing at a steady and sustainable pace, despite high national unemployment and a generally weak housing market. Exports and manufacturing activity remained strong, confidence among consumers and businesses increased, and fears of a double-dip recession waned, thanks in part to additional monetary and fiscal stimulus. In early November, the Federal Reserve initiated a second round of quantitative easing—so-called QE2—and is in the process of purchasing an additional $600 billion in Treasuries by June. In December, President Obama and Congress acted to extend the Bush-era tax cuts through the end of 2012, thus providing an additional boost to 2011 real gross domestic product growth.

Intermediate-term Treasury interest rates rose sharply over the last six months, reflecting expectations for stronger economic growth in 2011 and concerns about higher inflation stemming from food and energy price increases. In addition, the Fed signaled—contrary to expectations—that it would not make significant purchases of bonds maturing in 30 years. Longer-term municipal interest rates also rose significantly, tracking Treasury yields and reflecting heavier municipal supply and weaker demand, particularly in the last two months of 2010.

With 30-year municipal yields higher than 30-year Treasury yields, long-term tax-free securities are a very attractive alternative, particularly for investors in the highest tax brackets. As of February 28, 2011, the 4.69% yield offered by a 30-year tax-free municipal bond rated AAA was about 104% of the 4.50% pretax yield offered by a 30-year Treasury. An investor in the 28% federal tax bracket would need to invest in a taxable bond yielding about 6.51% in order to receive the same after-tax income. (To calculate a municipal bond’s taxable-equivalent yield, divide the municipal bond’s yield by the quantity of 1.00 minus your federal tax bracket expressed as a decimal—in this case, 1.00 – 0.28, or 0.72.)

MUNICIPAL MARKET NEWS

Municipal issuance in 2010 totaled $433 billion—an annual record—according to The Bond Buyer. New supply for most of the year reflected a steady pace of municipal borrowings for ongoing capital needs, although issuance increased significantly in the fourth quarter as municipalities rushed to take advantage of favorable market conditions and low interest rates. About 30% of the new supply in 2010 represented taxable municipal issuance under the BAB program, which reduced the supply of new tax-exempt securities. Because the BAB program was not extended beyond the end of 2010, several municipalities accelerated some of their 2011 borrowing into late 2010. New aggregate issuance thus far in 2011 has been muted, in part because of higher long-term municipal rates. Investor demand was strong for most of 2010, bolstered by concerns about higher taxes in 2011. However, cash flows into municipal bond funds turned negative in early November and led to weaker institutional demand.

Maryland continues to face fiscal difficulties and has been forced to raise taxes and fees and cut spending to close its budget deficit. Despite the increasing amount of negative press regarding its fiscal health, we do not see a near-term threat to the state’s ability to continue servicing its outstanding debts. However, we have longer-term concerns about potentially onerous future pension obligations and other retirement benefits. In any event, we continue to find attractive tax-free investment opportunities among a variety of sectors, many of which have solid credit profiles.

For the 12-month period, most municipal sectors produced mild gains as losses in the second half of our fiscal year offset strong gains in the first half. Over the last year, general obligations (GOs), particularly state-issued GOs, outperformed revenue bonds, although gains in both segments were not spectacular. Among revenue bonds, housing, solid waste, and lease revenue were among the top-performing segments. In contrast, industrial revenue issues produced slight negative returns, weighed down by tobacco bonds. While transportation- and health care-related bonds generally lagged, some lower-quality issues within those sectors did quite well.

In the last six months, virtually every major municipal bond sector produced negative returns, with GOs holding up somewhat better than revenue bonds. Among revenue bonds, tobacco bonds dragged down the industrial revenue sector. We are underweighting tobacco bonds because fundamentals are poor, and longer-term tobacco consumption trends do not appear to be especially positive for the bonds. However, we like other credits in the industrial revenue space. Transportation- and education-related bonds fared poorly, as did hospital revenue and life-care issues. We remain cautious on health care, in part because last year’s reform legislation will lead to tighter reimbursement policies and state budget cuts could affect Medicaid payments to providers. However, we believe the sector offers attractive investment opportunities with reasonable credit risks. Housing revenue bonds held up fairly well, and prerefunded and escrowed-to-maturity bonds, which are backed by Treasuries, declined the least.

MARYLAND MARKET NEWS

Maryland’s economic profile remains solid compared with other states. Wealth levels are favorable, with Maryland’s 2009 per capita personal income representing 123% of the national average and ranking fourth among all states. Maryland’s unemployment rate was 7.2% as of January 2011 (the latest available data), well below the 9.0% national unemployment rate at that time. Maryland’s employment picture was little changed over the past year, although job creation was a bit weaker than the national average.

While Maryland’s economic and demographic trends have been relatively good, its finances have not been immune to the national recession. As fiscal year 2010 unfolded, both income tax and sales tax receipts dropped below forecasts and Governor Martin O’Malley responded by reducing expenditures to bring the budget into balance. The state has also maintained a cushion in its rainy day fund—as of June 30, 2010, Maryland’s state reserve fund held $615 million, representing a solid 5% of general fund revenues expected for fiscal 2011.

In the current fiscal year, ending June 30, 2011, Maryland faced a budget shortfall of approximately $2 billion, which was larger than expected. The budget shortfall was resolved, predominantly through spending cuts. The state is right-sizing its budget for 2012 and expects its reserve fund will hold $682 million as of June 30, 2012. For the seven months ended January 2011, Maryland’s general fund receipts are 6.1% ahead of where they were last year at this time.

Maryland’s debt load is somewhat above the national average. According to Moody’s 2010 State Debt Medians, the state’s debt burden is in the upper-third when measured by debt per capita and only modestly better when measured on a debt to personal income basis. Debt service as a percentage of the budget is, nonetheless, very manageable at 3.4% in fiscal 2010. However, as of June 30, 2010, Maryland’s Retirement and Pension System (five plans) was only funded at 63% on an actuarial basis. Maryland faces fairly heavy unfunded liabilities for its pension and benefits plans, at $18 billion and $16 billion, respectively. Various modifications to benefits under these programs have been proposed to downsize these liabilities and improve funding.

Maryland has a long history of responsible stewardship and prudent financial management. The state’s general obligation bonds are rated Aaa, AAA, and AAA by Moody’s Investors Service, Standard & Poor’s, and Fitch, respectively, and each of the rating agencies carries a stable outlook.

PERFORMANCE AND PORTFOLIO STRATEGY REVIEW

Maryland Tax-Free Money Fund
Your fund generated a 0.01% return for the 6- and 12-month periods ended February 28, 2011. These results were in line with the Lipper Other States Tax-Exempt Money Market Funds Average as returns for all money funds have remained near 0%. The Maryland Tax-Free Money Fund has performed in line with its competitors over the longer term. (Based on cumulative total return, Lipper ranked the Maryland Tax-Free Money Fund 10 of 33, 16 of 33, and 16 of 33 funds in the other states tax-exempt money market funds universe for the one-, three-, and five-year periods ended February 28, 2011, respectively. Past performance cannot guarantee future results.)

The Federal Reserve’s ongoing efforts to stimulate the economy also continue to compress all money market rates toward the central bank’s overnight target rate of 0.00% to 0.25%. Benchmark rates—such as the 90-day Treasury bill, which averaged 0.13% over the past six months, and the 90-day Libor, which averaged 0.30%—reflect the ongoing impact of the Fed’s extraordinary policy measures on the money markets.

As money market rates of all kinds drifted toward 0%, municipal rates have shown little of their typical differentiation from broader money market rates despite their tax advantage. In fact, municipal money market rates have tended to trade above taxable rates and have remained fairly steady over the past six months. Maryland’s overnight and seven-day rates have averaged about 0.24%, rates on 90-day municipal commercial paper have averaged about 0.35%, and one-year municipal notes have averaged 0.39%.

Given the relatively stable yield curve—in other words, the fairly steady relationship between shorter- and longer-term money market yields—and our expectation of little change in rates for the foreseeable future, we have continued to emphasize longer-term money market securities. Throughout the reporting period, we attempted to position the fund’s weighted average maturity near the longer end of our permissible range (50 to 55 days). Recently, however, we have had fewer opportunities to extend and that has left the fund with a shorter average maturity than our target, at 44 days. Our higher-than-normal allocation to longer-dated, fixed rate issues versus variable rate investments has gained us some small yield advantage.

Our focus remains fixed on investing in only the highest-quality Maryland issuers, which represent minimal credit risk—especially given the broader backdrop of concerns for the municipal market. Nevertheless, Maryland continues to benefit from regional strength and prudent fiscal management. Our largest portfolio holdings at the end of the reporting period were from issuers including Howard County, Montgomery County, Johns Hopkins Health System, and the Maryland State Transportation Authority. (Please refer to the portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

We expect most money market rates to remain unchanged through 2011, which will keep returns for municipal money market funds very low. A rebounding economy ultimately will improve the near-term financial prospects of many municipal issuers, but for now we are cautious. Thus, our investment posture is expected to remain relatively unchanged for the next three to six months.

Maryland Short-Term Tax-Free Bond Fund
The fund returned -0.23% and 0.73% over the 6- and 12-month periods ended February 28, 2011, respectively. The Maryland Short-Term Tax-Free Bond Fund held up moderately better than the Lipper Short Municipal Debt Funds Average, which measures the performance of competing funds, in the last six months but trailed for the 12-month period. The fund’s net asset value has declined five cents over the last year to $5.22. However, as shown in the table below, dividends for the past 12 months totaled $0.08, providing a positive total return. In the recent six-month period, dividends per share remained stable and contributed $0.04.

Over the last several years, yields have fallen dramatically. Three-year Maryland general obligation bond yields fell from 3.5% in February 2007 to 1.5% in February 2009 and by almost another third again to 1.05% by February 2011 after bottoming near 0.40% six months ago. After keeping the fund’s duration—a measure of interest rate sensitivity—above average for most of the last three years to take advantage of falling rates, we shifted our preference to short-maturity securities and cash during the past six months, believing that further yield declines were unlikely. Although short-term interest rates may stay low for an extended period, this defensive stance reduces the portfolio’s sensitivity to an uptick in short-term municipal interest rates.

Our shorter-than-average portfolio positioning helped us a bit over the last six months but did not make up for the underperformance versus our peers in the prior six-month period.

Overall, the portfolio’s credit quality, as shown in the Quality Diversification chart, remained very high. AAA rated bonds accounted for 41% of assets, while our allocation to A and AA rated issues widened by three percentage points over the past six months to 49% of the fund. In aggregate, investment-grade holdings represent 97% of the portfolio. We believe that it will be difficult to exceed the peer group as long as the Federal Open Market Committee keeps overnight rates near zero. However, we believe we will make up considerable ground on our peer group once the Fed starts to raise rates. Six months ago, we believed the Fed would maintain its short-term rate policy for an extended period, and we continue to expect little change in the yield curve.

Over the past six months, the Maryland Short-Term Tax-Free Bond Fund’s sector allocations did not change materially. However, we significantly increased our allocation to holdings that mature in 2012 with cash and proceeds from bonds that matured. We now have about two-thirds of the portfolio invested in cash and bonds that mature in 2011 and 2012. The fund is well positioned to reinvest proceeds from maturing bonds into higher-yielding issues when rates start to move up, which we think will begin to happen later this year or early next year. Our plan is to mitigate our interest rate risk exposure by keeping duration and portfolio maturity relatively short until short-term rates adjust higher. Although our average portfolio maturity and duration are longer than a money fund, both are considerably more defensive than usual. However, given the current supply/demand imbalance, we don’t see a lot of value in Maryland’s short-term, high-quality bonds and believe that an uptick in interest rates would generate disappointing returns for our shareholders.

We believe the Maryland Short-Term Tax-Free Bond Fund is an attractive investment relative to a low-yielding money market fund. Our unwavering focus is on providing triple-tax-exempt (local, state, and federal) income for Maryland residents. We want to maintain our yield advantage, but we are unwilling to take on significant interest rate risk to get only a marginal amount of incremental income. Maryland is a AAA rated state with a long history of fiscal responsibility, and its short-term bonds typically yield less than municipal bonds issued by other states.

Maryland Tax-Free Bond Fund
The Maryland Tax-Free Bond Fund returned -4.15% and 0.76% for the 6- and 12-month periods ended February 28, 2011, respectively. Both results were in line with the performance of our Lipper peer group average. The fund’s net asset value was $10.10 at the end of February, down $0.67 from six months earlier. Dividends per share over the last six months remained stable and contributed $0.23 to the fund’s total return.

Despite the recent weakness, we are pleased to report that your fund continued to compare favorably relative to its competitors over the longer term. Lipper ranked the fund in the top 14% of its Maryland municipal debt funds universe for the 10-year period ended February 28, 2011. (Based on cumulative total return, Lipper ranked the Maryland Tax-Free Bond Fund 14 of 35, 4 of 30, 7 of 26, and 3 of 21 funds in the Maryland municipal debt funds universe for the 1-, 3-, 5-, and 10-year periods ended February 28, 2011, respectively. Past performance cannot guarantee future results.)

Our emphasis on longer-maturity securities, which contributed to our negative returns for the last six months, is still the foundation of our long-term investment strategy. The municipal yield curve remains at historically steep levels—the difference between the yield on two-year and 30-year Maryland municipal securities stands at a record level—and we continue to see the best value in the longer end of the municipal market. Our efforts to mitigate the interest rate risk of these long holdings—by keeping weighted average maturity steady and maintaining a higher level of cash—was not enough to offset the negative effects of the sharp rise in interest rates in the fourth quarter of 2010. The good news is that yields and overall valuations are much improved from the historically low rates six months ago, and as stability returns to municipal interest rates, we believe our focus on yield will enhance returns.

We increased our investment focus on lower-rated investment-grade (A and BBB rated) credits over the past six months—in particular, we added essential service revenue bonds, such as electric and transportation revenue bonds. Additionally, we increased our holdings in dedicated tax bonds as we were more comfortable with bondholder-dedicated revenue streams than general obligations. Some of the portfolio’s best performers came from these revenue sectors. We also continued to emphasize the health care sector, which remained our largest allocation at the end of the period. Despite general financial pressures and regulatory uncertainty, we believe the sector offers solid value, leading us to increase our allocation to hospitals measurably over the past year. This segment continues to provide a significant yield premium, which should contribute to favorable long-term returns. Maryland’s hospitals, with the state’s unique health care reimbursement system, generally exhibit greater financial stability than hospitals nationwide.

Our higher exposure to the housing revenue bond sector added to returns over the past year. We have continued to hold a significant allocation to the Maryland Community Development Administration’s single-family revenue bonds. This has long been a position in our portfolio as housing bonds generate relatively high levels of income for investors. While we are aware of the pressures within the housing industry, the state-run housing agency’s bonds are backed by a diversified pool of largely insured loans. Operations are profitable and excess assets support the bonds. We continue to follow the agency’s finances closely and, while they are more pressured than in the past, we are confident in the continued excess return potential of these investments. (Please refer to the fund’s portfolio of investments for a complete list of our holdings and the amount each represents in the portfolio.)

We continue to rely on our deep and talented research team, and we have kept our allocation to low-quality credits steady over the past year. Given the recent market adjustments, we selectively added to our positions in the A and BBB rated segments as we uncovered attractive investment opportunities. Overall, 92% of the portfolio is invested in credits rated BBB and higher. There may come a time when we will increase our low-quality holdings, although at this point we remain focused on higher-quality tiers. One lower-quality holding we sold in 2010 was a position in Chesapeake Hyatt revenue bonds (issued through the Maryland Economic Development Corporation). This holding proved disappointing as general economic weakness contributed to operating results that did not meet original expectations.

Overall, the portfolio’s average quality remains very high and reflects the general quality of the Maryland municipal bond market. While we are always in search of better yield, we also subject any new purchases to a rigorous credit screening. Furthermore, with nearly 100 distinct guarantors in the fund, it offers a high level of diversification for our shareholders. (Of course, diversification cannot assure a profit or protect against loss in a declining market.)

OUTLOOK

The last six months was a challenging period for the municipal bond market, but not because of defaults or credit-related events. In the late fall, municipal interest rates rose initially with Treasury rates on inflation worries and Federal Reserve activity. Municipal market weakness quickly accelerated as investors, with nagging credit fears and concerns about municipal market stability, redirected a significant amount of assets to other investment areas. We understand that many of you continue to have concerns about the stability of the market and the potential for widespread defaults. We do not agree with the dire predictions made in some media stories that there will be significant municipal defaults in the near term. As always, we will rely on our ongoing research and analysis to direct our investments to areas of the municipal market in which we see good long-term value.

Still, the current credit and economic environment for municipalities is the most challenging since the Great Depression and could remain so for some time. Ongoing economic sluggishness, the housing market downturn, and high unemployment have reduced the tax revenues collected by state and local governments, and municipal bond defaults, which have historically been rare, could increase moderately. Furthermore, long-term state and local government liabilities such as pension benefits and health care costs are a growing concern. Maintaining balanced budgets and addressing these long-term concerns require careful and dedicated work by state and local officials. Many issuers are trying to make the difficult but necessary fiscal decisions as they adjust to high unemployment, slow economic growth, lower tax revenues, and other tough conditions. These efforts will need to continue—with or without additional federal government assistance.

We continue to believe that municipal bonds constitute a high-quality market, with pockets of good investment opportunity for investors with a long-term focus. While shorter-term securities have unattractive absolute yields and could be vulnerable if shorter-term interest rates increase, longer-term and lower-rated investment-grade bond valuations have become more attractive in recent months and should stabilize as supply pressures abate. Some municipalities have canceled or delayed bond issuance due to the difficult market conditions. We expect demand for municipals to increase as taxable bond portfolios or other nontraditional investors decide to take advantage of higher municipal yields.

We continue to conduct our own thorough research and assign our own independent credit ratings before making investment decisions. T. Rowe Price’s strong credit research capabilities have been and should continue to be an asset for our investors. As always, we are on the lookout for attractively valued bonds issued by municipalities with good fundamentals—an investment strategy that has served our investors well in the past.

Thank you for investing with T. Rowe Price.

Respectfully submitted,

Joseph K. Lynagh
Chairman of the Investment Advisory Committee
Maryland Tax-Free Money Fund

Charles B. Hill
Chairman of the Investment Advisory Committee
Maryland Short-Term Tax-Free Bond Fund

Hugh D. McGuirk
Chairman of the Investment Advisory Committee
Maryland Tax-Free Bond Fund

March 16, 2011

The committee chairmen have day-to-day responsibility for managing the portfolios and work with committee members in developing and executing the funds’ investment programs.

RISKS OF FIXED INCOME INVESTING

Bonds are subject to interest rate risk (the decline in bond prices that usually accompanies a rise in interest rates) and credit risk (the chance that any fund holding could have its credit rating downgraded or that a bond issuer will default by failing to make timely payments of interest or principal), potentially reducing the fund’s income level and share price. The Maryland Tax-Free Funds are less diversified than those investing nationally. Some income may be subject to state and local taxes and the federal alternative minimum tax.

The money fund seeks to maintain a stable net asset value and provide an appropriate place for money between investments or during uncertain market conditions. An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

GLOSSARY

Barclays Capital 3-Year State General Obligation Bond Index: A broadly diversified index of state-issued general obligation tax-exempt bonds with maturities between two and four years.

Barclays Capital Municipal Bond Index: A broadly diversified index of tax-exempt bonds.

Basis point: One one-hundredth of one percentage point, or 0.01%.

Duration: A measure of a bond fund’s sensitivity to changes in interest rates. For example, a fund with a duration of five years would fall about 5% in price in response to a one-percentage-point rise in interest rates, and vice versa.

Escrowed-to-maturity bond: A bond that has the funds necessary for repayment at maturity, or a call date, set aside in a separate or “escrow” account.

Federal funds rate: The interest rate charged on overnight loans of reserves by one financial institution to another in the United States. The Federal Reserve sets a target federal funds rate to affect the direction of interest rates.

General obligation debt: A government’s strongest pledge that obligates its full faith and credit, including, if necessary, its ability to raise taxes.

Investment grade: High-quality bonds as measured by one of the major credit rating agencies. For example, Standard & Poor’s designates the bonds in its top four categories (AAA to BBB) as investment grade.

Libor rate: The London Interbank Offered Rate, which is a benchmark for short-term taxable rates.

Lipper averages: The averages of available mutual fund performance returns for specified time periods in categories defined by Lipper.

Prerefunded bond: A bond that originally may have been issued as a general obligation or revenue bond but that is now secured by an escrow fund consisting entirely of direct U.S. government obligations that are sufficient for paying the bondholders.

Revenue (or revenue-backed) bond: A bond issued to fund specific projects, such as airports, bridges, hospitals, and toll roads, where a portion of the revenue generated is used to service the interest payments on the bond.

SEC yield (7-day simple): A method of calculating a money fund’s yield by annualizing the fund’s net investment income for the last seven days of each period divided by the fund’s net asset value at the end of the period. Yield will vary and is not guaranteed.

SEC yield (30-day): A method of calculating a fund’s yield that assumes all portfolio securities are held until maturity. Yield will vary and is not guaranteed.

Weighted average life: A measure of a fund’s credit quality risk. In general, the longer the average life, the greater the fund’s credit quality risk. The average life is the dollar-weighted average maturity of a portfolio’s individual securities without taking into account interest rate readjustment dates. Money funds must maintain a weighted average life of less than 120 days.

Weighted average maturity: A measure of a fund’s interest rate sensitivity. In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes. The weighted average maturity may take into account the interest rate readjustment dates for certain securities. Money funds must maintain a weighted average maturity of less than 60 days.

Yield curve: A graphic depiction of the relationship between yields and maturity dates for a set of similar securities such as Treasuries or municipal securities. Securities with longer maturities usually have a higher yield. If short-term securities offer a higher yield, then the curve is said to be “inverted.” If short- and long-term bonds are offering equivalent yields, then the curve is said to be “flat.”

Performance and Expenses

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Quarter-End Returns

Periods Ended 12/31/10	SEC Yield (7-Day Simple)*	SEC Yield (7-Day Simple)– Unsubsidized	1 Year	5 Years	10 Years	Since Inception	Inception Date
Maryland Tax-Free Money Fund	0.01%	-0.19%	0.01%	1.60%	–	1.41%	3/30/01
Maryland Short-Term Tax-Free Bond Fund	–	–	0.76	2.89	2.77%	–	–
Maryland Tax-Free Bond Fund	–	–	1.99	3.65	4.43	–	–

Current performance may be higher or lower than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will vary, and you may have a gain or loss when you sell your shares. For the most recent month-end performance, please visit our website (troweprice.com) or contact a T. Rowe Price representative at 1-800-225-5132.

This table provides returns net of expenses through the most recent calendar quarter-end rather than through the end of the funds' fiscal period. It shows how the funds would have performed each year if their actual (or cumulative) returns for the periods shown had been earned at a constant rate. Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. When assessing performance, investors should consider both short- and long-term returns. A money fund's yield more closely represents its current earnings than does the total return.

*In an effort to maintain a zero or positive net yield for the fund, T. Rowe Price has voluntarily waived all or a portion of the management fee it is entitled to receive from the fund. This voluntary waiver is in addition to any contractual expense ratio limitation in effect for the fund and may be amended or terminated at any time without prior notice. A fee waiver has the effect of increasing the fund's net yield; without it, the fund's 7-day yield would have been lower. Please see the prospectus for more details.

Expense Ratio

Maryland Tax-Free Money Fund	0.53%
Maryland Short-Term Tax-Free Bond Fund	0.52
Maryland Tax-Free Bond Fund	0.47

The expense ratios shown are as of the funds' fiscal year ended 2/28/10. These numbers may vary from the expense ratios shown elsewhere in this report because they are based on a different time period and, if applicable, do not include fee or expense waivers.

Financial Highlights

For a share outstanding throughout each period

	Year Ended 2/28/11‡	2/28/10‡	2/28/09‡	2/29/08‡	2/28/07‡
NET ASSET VALUE					
Beginning of period	$ 10.47	$ 9.70	$ 9.95	$ 10.70	$ 10.69
Investment activities					
Net investment income	0.46	0.46	0.47	0.47	0.48
Net realized and unrealized gain (loss)	(0.37)	0.77	(0.25)	(0.72)	0.01
Total from investment activities	0.09	1.23	0.22	(0.25)	0.49
Distributions					
Net investment income	(0.46)	(0.46)	(0.47)	(0.47)	(0.47)
Net realized gain	–	–	–	(0.03)	(0.01)
Total distributions	(0.46)	(0.46)	(0.47)	(0.50)	(0.48)
NET ASSET VALUE					
End of period	$ 10.10	$ 10.47	$ 9.70	$ 9.95	$ 10.70
Ratios/Supplemental Data					
Total return[(1)]	0.76%	12.88%	2.26%	(2.44)%	4.75%
Ratio of total expenses to average net assets	0.46%	0.47%	0.47%	0.47%	0.47%
Ratio of net investment income to average net assets	4.40%	4.54%	4.80%	4.49%	4.48%
Portfolio turnover rate	15.3%	7.9%	21.9%	22.9%	19.6%
Net assets, end of period (in millions)	$ 1,700	$ 1,758	$ 1,434	$ 1,410	$ 1,453

‡ Per share amounts calculated using average shares outstanding method.

(1) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions. Total return is not annualized for periods less than one year.

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments ‡

(Amounts in 000s)

	$ Par	Value
MUNICIPAL SECURITIES 98.9%		
MARYLAND 89.8%		
Annapolis, Park Place, IDRB, 5.35%, 7/1/34	5,637	4,608
Annapolis, Public Improvement, GO, 4.75%, 8/1/22	1,935	2,094
Annapolis Economic Dev., Saint John's College 5.00%, 10/1/27	940	882
Annapolis Economic Dev., Saint John's College 5.00%, 10/1/32	1,085	981
Annapolis Economic Dev., Saint John's College 5.00%, 10/1/36	1,085	954
Anne Arundel County, Farmington Village, 6.25%, 6/1/25	3,685	3,547
Anne Arundel County, GO, 4.50%, 3/1/24	2,885	3,004
Anne Arundel County, GO, 4.50%, 3/1/25	1,470	1,520
Anne Arundel County, GO, 5.125%, 7/1/29	2,000	2,061
Anne Arundel County, National Business Park 5.625%, 7/1/25	2,000	1,888
Anne Arundel County, National Business Park 6.10%, 7/1/40	2,550	2,339
Anne Arundel County, Village South Waugh Chapel 6.25%, 7/1/40	5,000	4,558
Anne Arundel County, Water & Sewer, GO, 4.625%, 4/1/34	4,875	4,864
Baltimore City, 5.25%, 4/1/16 (1)(2)	225	229
Baltimore City, Board of Ed. Administration, COP 5.00%, 4/1/16 (2)	3,825	3,875
Baltimore City, Consolidated Public Improvement, GO 5.40%, 10/15/12 (3)	610	637
Baltimore City, Consolidated Public Improvement, GO Zero Coupon, 10/15/11 (4)	3,525	3,408
Baltimore City, Convention Center Hotel, 5.00%, 9/1/32 (5)	2,185	1,759
Baltimore City, Convention Center Hotel, 5.25%, 9/1/20 (5)	3,000	2,839
Baltimore City, Convention Center Hotel, 5.25%, 9/1/22 (5)	1,000	898
Baltimore City, Convention Center Hotel, 5.25%, 9/1/24 (5)	295	259
Baltimore City, Convention Center Hotel, 5.25%, 9/1/26 (5)	2,925	2,538

Baltimore City, Convention Center Hotel, 5.875%, 9/1/39	4,500	3,849
Baltimore City, COP, 5.00%, 10/1/15	2,405	2,686
Baltimore City, GO, 5.00%, 10/15/19 (3)	230	253
Baltimore City, Parking, 5.25%, 7/1/21 (4)	2,110	2,253
Baltimore City, Parking, 6.00%, 7/1/14 (4)	5,155	5,782
Baltimore City, Parking, 6.00%, 7/1/15 (4)	5,460	6,215
Baltimore City, Parking, 6.00%, 7/1/16 (4)	5,785	6,679
Baltimore City, Parking, 6.00%, 7/1/17 (4)	6,135	7,122
Baltimore City, Parking, 6.00%, 7/1/18 (4)	6,505	7,580
Baltimore City, Wastewater, 4.50%, 7/1/23 (3)	2,360	2,451
Baltimore City, Wastewater, 4.50%, 7/1/32 (3)	1,000	976
Baltimore City, Wastewater, 5.00%, 7/1/22 (3)	470	502
Baltimore City, Wastewater, 5.00%, 7/1/23 (3)	1,805	1,909
Baltimore City, Wastewater, 5.00%, 7/1/24	1,720	1,825
Baltimore City, Wastewater, 5.00%, 7/1/25 (3)	1,990	2,060
Baltimore City, Wastewater, 5.00%, 7/1/29	3,165	3,236
Baltimore City, Wastewater, 5.00%, 7/1/31 (Prerefunded 7/1/16) (3)(6)	485	564
Baltimore City, Wastewater, 5.00%, 7/1/31 (3)	640	649
Baltimore City, Wastewater, 5.00%, 7/1/37 (3)	5,680	5,630
Baltimore City, Wastewater, 5.125%, 7/1/34	2,000	2,021
Baltimore City, Wastewater, 5.60%, 7/1/13 (2)	4,500	4,714
Baltimore City, Wastewater, 5.625%, 7/1/39	3,000	3,110
Baltimore City, Water, 5.00%, 7/1/23 (Prerefunded 7/1/13) (4)(6)	1,250	1,370
Baltimore City, Water, 5.00%, 7/1/24 (Prerefunded 7/1/13) (4)(6)	2,220	2,434
Baltimore City, Water, 5.00%, 7/1/28 (1)(4)	240	262
Baltimore City, Water, 5.00%, 7/1/30 (Prerefunded 7/1/15) (2)(6)	1,920	2,197
Baltimore City, Water, 5.125%, 7/1/29	1,250	1,289

Baltimore City, Water, 5.125%, 7/1/42 (4)	1,225	1,187
Baltimore City, Water, 5.375%, 7/1/34	590	606
Baltimore City, Water, 5.60%, 7/1/13 (2)	7,700	8,066
Baltimore City, Water, 5.65%, 7/1/20 (2)	2,200	2,479
Baltimore City, Water, 5.75%, 7/1/39	1,250	1,314
Baltimore City, Water, 5.80%, 7/1/15 (Prerefunded 7/1/12) (4)(6)	2,880	3,083
Baltimore City, Water, 6.00%, 7/1/15 (4)	5,355	5,804
Baltimore County, Catholic Health Initiatives, 5.00%, 9/1/26	800	820
Baltimore County, Catholic Health Initiatives, 5.00%, 9/1/36	3,000	2,953
Baltimore County, GO, 4.50%, 8/1/29	3,165	3,236
Baltimore County, GO, 5.00%, 11/1/13	4,050	4,486
Baltimore County, Maryvale Preparatory School, 6.50%, 5/1/11	600	602
Baltimore County, Metropolitan Dist. 71, GO, 5.00%, 2/1/30	6,750	7,075
Baltimore County, Metropolitan Dist. 71, GO, 5.00%, 2/1/38	12,000	12,267
Carroll County, Consolidated Public Improvement, GO 4.75%, 11/1/28	4,240	4,434
Damascus Gardens Dev. Corp., 7.375%, 8/15/17 (1)	1,940	2,286
Frederick City, GO, 5.00%, 8/1/14 (2)	250	281
Frederick City, Public Improvement, GO, 5.00%, 3/1/27	3,000	3,179
Frederick County, GO, 5.25%, 7/1/16	2,000	2,238
Frederick County, Public Fac., GO, 5.00%, 6/1/25	4,950	5,329
Frederick County, Urbana CDA, 3.00%, 7/1/13	500	511
Frederick County, Urbana CDA, 3.00%, 7/1/14	1,290	1,310
Frederick County, Urbana CDA, 3.00%, 7/1/15	750	754
Frederick County, Urbana CDA, 5.00%, 7/1/40	2,505	2,266
Gaithersburg, Asbury Obligated Group 5.125%, 1/1/26	2,725	2,443
Gaithersburg, Asbury Obligated Group 5.125%, 1/1/36	13,100	10,782

Gaithersburg, Asbury Obligated Group 6.00%, 1/1/15, Acquisition Date: 11/30/09 Acquisition Cost $5,250 (7)	5,250	5,391
Gaithersburg Hosp., 6.50%, 9/1/12 (1)(8)	1,935	2,041
Harford County, GO, 5.00%, 7/15/23	1,370	1,460
Harford County, GO, 5.00%, 7/15/24	1,750	1,852
Harford County, GO, 5.00%, 7/15/25	1,000	1,054
Harford County Economic Dev., Battelle Memorial Institute 5.25%, 4/1/34	8,185	7,655
Howard County, Consolidated Public Improvement 4.50%, 4/15/29	5,145	5,247
Howard County, Consolidated Public Improvement 5.00%, 8/15/17 (Prerefunded 2/15/14) (6)	250	278
Howard County, GO, COP, 8.15%, 2/15/20	440	574
Howard County, Metropolitan Dist., GO, 4.50%, 4/15/29	875	892
Howard County, Patuxent Square Apartments, Multi-Family 4.75%, 10/1/36 (Tender 4/1/29) (9)	2,500	2,253
Howard County, Public Improvement, GO, 4.75%, 4/15/28	4,810	5,041
Howard County, Vantage House, 5.00%, 4/1/16	840	786
Hyattsville, Univ. Town Center, 5.00%, 7/1/17	1,504	1,485
Hyattsville, Univ. Town Center, 5.60%, 7/1/24	2,024	1,843
Hyattsville, Univ. Town Center, 5.75%, 7/1/34	3,650	3,114
Maryland, GO, 5.00%, 3/1/22	18,550	21,145
Maryland, GO, 5.00%, 7/15/23	6,830	7,530
Maryland, State & Local Fac., GO, 5.00%, 8/1/18 (Prerefunded 8/1/13) (6)	1,425	1,571
Maryland, State & Local Fac., GO, 5.00%, 8/1/19 (Prerefunded 8/1/15) (6)	5,000	5,766
Maryland, State & Local Fac., GO, 5.00%, 8/1/22	10,000	11,022
Maryland CDA, Multi-Family, 5.00%, 7/1/36 (9)	4,280	3,940
Maryland CDA, Multi-Family, 5.45%, 7/1/43 (9)	6,000	5,745
Maryland CDA, Multi-Family, 5.70%, 7/1/17 (9)	2,435	2,444

Maryland CDA, Multi-Family, 5.85%, 7/1/27 (9)	7,000	7,027
Maryland CDA, Multi-Family, 5.875%, 7/1/16	1,090	1,092
Maryland CDA, Multi-Family, 6.20%, 7/1/23 (9)	2,120	2,122
Maryland CDA, Residential, 4.625%, 9/1/27 (9)	8,000	7,450
Maryland CDA, Residential, 4.70%, 9/1/34	8,325	7,554
Maryland CDA, Residential, 4.70%, 9/1/37 (9)	10,610	9,289
Maryland CDA, Residential, 4.75%, 9/1/25 (9)	7,520	7,230
Maryland CDA, Residential, 4.75%, 9/1/27 (9)	2,000	1,888
Maryland CDA, Residential, 4.75%, 9/1/29	2,775	2,651
Maryland CDA, Residential, 4.80%, 9/1/21 (9)	1,000	1,003
Maryland CDA, Residential, 4.85%, 9/1/26 (9)	10,000	9,644
Maryland CDA, Residential, 4.90%, 9/1/26 (9)	4,970	4,810
Maryland CDA, Residential, 4.90%, 3/1/29 (9)	4,905	4,641
Maryland CDA, Residential, 4.90%, 9/1/31 (9)	12,500	11,790
Maryland CDA, Residential, 4.90%, 9/1/36 (9)	6,345	5,769
Maryland CDA, Residential, 4.95%, 9/1/22 (9)	1,820	1,831
Maryland CDA, Residential, 4.95%, 9/1/38 (9)	9,940	9,134
Maryland CDA, Residential, 5.00%, 9/1/25	1,590	1,621
Maryland CDA, Residential, 5.00%, 9/1/29 (9)	1,960	2,001
Maryland CDA, Residential, 5.00%, 9/1/34	620	583
Maryland CDA, Residential, 5.05%, 9/1/39	4,125	3,974
Maryland CDA, Residential, 5.10%, 9/1/37 (9)	4,500	4,209
Maryland CDA, Residential, 5.125%, 9/1/28	900	905
Maryland CDA, Residential, 5.20%, 3/1/48 (9)	2,020	1,849
Maryland CDA, Residential, 5.25%, 9/1/19 (9)	545	545
Maryland CDA, Residential, 5.375%, 9/1/22 (9)	1,085	1,085
Maryland CDA, Residential, 5.375%, 9/1/39	9,905	9,987
Maryland CDA, Residential, 5.50%, 9/1/31 (9)	2,560	2,665
Maryland CDA, Residential, 5.50%, 9/1/39 (9)	27,080	27,439

Maryland CDA, Residential, 5.65%, 9/1/48	7,775	7,811
Maryland CDA, Residential, 5.75%, 3/1/41 (9)	7,510	7,945
Maryland DOT, 5.00%, 5/1/16	3,500	3,826
Maryland DOT, 5.00%, 9/1/22	2,025	2,242
Maryland DOT, 5.00%, 2/15/23	7,955	8,638
Maryland DOT, 5.50%, 2/1/17	910	1,076
Maryland DOT, Aviation Administration, COP, GO 5.00%, 5/1/18 (9)	1,170	1,266
Maryland DOT, Aviation Administration, COP, GO 5.00%, 5/1/19 (9)	1,245	1,327
Maryland DOT, Aviation Administration, COP, GO 5.00%, 5/1/20 (9)	1,315	1,389
Maryland DOT, Transit Administration, COP, GO 5.00%, 10/15/23 (9)	1,035	1,049
Maryland Economic Dev. Corp., Aviation Administration 5.375%, 6/1/20 (8)(9)	5,040	5,171
Maryland Economic Dev. Corp., Aviation Administration 5.375%, 6/1/21 (8)(9)	9,540	9,748
Maryland Economic Dev. Corp., Aviation Administration 5.50%, 6/1/17 (8)(9)	5,870	6,147
Maryland Economic Dev. Corp., Consol Energy, 5.75%, 9/1/25	7,000	6,551
Maryland Economic Dev. Corp., Golf Course, 8.25%, 6/1/28 (Prerefunded 6/1/11) (6)	3,660	3,732
Maryland Economic Dev. Corp., Morgan State Univ. Student Housing, 5.10%, 7/1/11	15	15
Maryland Economic Dev. Corp., Morgan State Univ. Student Housing, 6.00%, 7/1/22	4,660	4,471
Maryland Economic Dev. Corp., Morgan State Univ. Student Housing, 6.00%, 7/1/34	9,845	8,468
Maryland Economic Dev. Corp., Ports America Chesapeake Series A, 5.375%, 6/1/25	2,500	2,288
Maryland Economic Dev. Corp., Ports America Chesapeake Series B, 5.375%, 6/1/25	5,500	5,033

Maryland Economic Dev. Corp., Ports America Chesapeake 5.75%, 6/1/35	5,700	5,116
Maryland Economic Dev. Corp., Potomac Electric Power, PCR 6.20%, 9/1/22	12,150	13,747
Maryland Economic Dev. Corp., Towson Univ. Student Housing 5.00%, 7/1/39	275	226
Maryland Economic Dev. Corp., Towson Univ. Student Housing 5.25%, 7/1/24	575	552
Maryland Economic Dev. Corp., Towson Univ. Student Housing 5.25%, 7/1/30	2,000	1,815
Maryland Economic Dev. Corp., Towson Univ. Student Housing 5.25%, 7/1/37	2,225	1,921
Maryland Economic Dev. Corp., U.S. Pharmacopeial VRDN, 0.27%, 7/1/38	600	600
Maryland Economic Dev. Corp., University of Maryland Baltimore County Student Housing, 5.00%, 7/1/30 (5)	3,000	2,538
Maryland Economic Dev. Corp., University of Maryland Baltimore County Student Housing, 5.00%, 7/1/35 (5)	1,000	810
Maryland Economic Dev. Corp., Univ. of Maryland College Park Student Housing, 5.00%, 6/1/20 (10)	200	201
Maryland Economic Dev. Corp., Univ. of Maryland College Park Student Housing, 5.00%, 6/1/21 (10)	2,000	1,987
Maryland Economic Dev. Corp., Univ. of Maryland College Park Student Housing, 5.00%, 6/1/23 (10)	1,440	1,374
Maryland Economic Dev. Corp., Univ. of Maryland College Park Student Housing, 5.00%, 6/1/28 (10)	5,280	4,759
Maryland Economic Dev. Corp., Univ. of Maryland College Park Student Housing, 5.50%, 6/1/27	3,295	3,236
Maryland Economic Dev. Corp., Univ. of Maryland College Park Student Housing, 5.875%, 6/1/43	2,500	2,347
Maryland Economic Dev. Corp., Univ. Village at Sheppard Pratt 5.875%, 7/1/21 (11)	320	293
Maryland Economic Dev. Corp., Univ. Village at Sheppard Pratt 6.00%, 7/1/33 (11)	4,000	3,305
Maryland HHEFA, VRDN, 0.24%, 4/1/35	2,150	2,150

Maryland HHEFA, VRDN, 0.26%, 4/1/35	1,300	1,300
Maryland HHEFA, Adventist Healthcare, 5.00%, 1/1/16	1,015	1,043
Maryland HHEFA, Adventist Healthcare, 5.75%, 1/1/15	700	733
Maryland HHEFA, Adventist Healthcare, 5.75%, 1/1/25	6,100	5,980
Maryland HHEFA, Anne Arundel Health, 5.00%, 7/1/28	6,815	6,691
Maryland HHEFA, Anne Arundel Health, 5.00%, 7/1/32	4,645	4,479
Maryland HHEFA, Anne Arundel Health, 5.00%, 7/1/40	2,750	2,566
Maryland HHEFA, Anne Arundel Health, 6.75%, 7/1/29	4,470	4,950
Maryland HHEFA, Anne Arundel Health, 6.75%, 7/1/39	10,940	11,882
Maryland HHEFA, Board of Child Care, 5.375%, 7/1/32	1,510	1,481
Maryland HHEFA, Board of Child Care, 5.625%, 7/1/20	1,000	1,017
Maryland HHEFA, Board of Child Care, 5.625%, 7/1/22	500	507
Maryland HHEFA, Calvert Memorial Hosp., 5.50%, 7/1/36	8,325	8,332
Maryland HHEFA, Calvert Memorial Hosp., 5.50%, 7/1/39	1,200	1,198
Maryland HHEFA, Carnegie Institution of Washington 4.25%, 7/1/37	1,775	1,578
Maryland HHEFA, Carnegie Institution of Washington 4.50%, 7/1/40	14,495	13,343
Maryland HHEFA, Carroll Hosp. Center, 5.00%, 7/1/36	1,375	1,250
Maryland HHEFA, Carroll Hosp. Center, 5.00%, 7/1/40	6,000	5,373
Maryland HHEFA, Carroll Hosp. Center, 5.80%, 7/1/32	5,055	5,078
Maryland HHEFA, Carroll Hosp. Center, 6.00%, 7/1/16	670	692
Maryland HHEFA, Carroll Hosp. Center, 6.00%, 7/1/17	800	823
Maryland HHEFA, Carroll Hosp. Center, 6.00%, 7/1/18	500	513
Maryland HHEFA, Carroll Hosp. Center, 6.00%, 7/1/20	500	511
Maryland HHEFA, Carroll Hosp. Center, 6.00%, 7/1/21	1,750	1,784
Maryland HHEFA, Carroll Hosp. Center, 6.00%, 7/1/26	4,740	4,790
Maryland HHEFA, Carroll Hosp. Center, 6.00%, 7/1/37	14,750	14,826
Maryland HHEFA, Catholic Health Initiatives, 6.00%, 12/1/20	835	839
Maryland HHEFA, Charlestown Community, 6.25%, 1/1/41	5,000	4,836

Maryland HHEFA, Charlestown Community, 6.25%, 1/1/45	7,520	7,204
Maryland HHEFA, Collington Episcopal, 6.75%, 4/1/23 (Prerefunded 4/1/11) (6)	5,800	5,891
Maryland HHEFA, Doctors Community Hosp., 4.00%, 7/1/13	1,060	1,065
Maryland HHEFA, Doctors Community Hosp., 5.00%, 7/1/20	4,880	4,752
Maryland HHEFA, Doctors Community Hosp., 5.00%, 7/1/27	15,895	13,863
Maryland HHEFA, Doctors Community Hosp., 5.00%, 7/1/29	5,000	4,308
Maryland HHEFA, Doctors Community Hosp., 5.75%, 7/1/38	3,000	2,477
Maryland HHEFA, Edenwald General German Aged People's Home, 5.20%, 1/1/24	625	554
Maryland HHEFA, Edenwald General German Aged People's Home, 5.40%, 1/1/31	2,350	1,948
Maryland HHEFA, Edenwald General German Aged People's Home, 5.40%, 1/1/37	3,650	2,916
Maryland HHEFA, Frederick Memorial Hosp., 5.125%, 7/1/35	3,450	3,034
Maryland HHEFA, Frederick Memorial Hosp. 5.25%, 7/1/13 (1)(4)	1,070	1,109
Maryland HHEFA, Good Samaritan Hosp., 5.75%, 7/1/13 (1)(3)	600	637
Maryland HHEFA, Good Samaritan Hosp., 5.75%, 7/1/13 (1)	2,480	2,631
Maryland HHEFA, Goucher College, 5.00%, 7/1/16	540	572
Maryland HHEFA, Goucher College, 5.125%, 7/1/34	6,200	5,780
Maryland HHEFA, Goucher College, 5.375%, 7/1/25	800	810
Maryland HHEFA, Helix Health, 5.00%, 7/1/27 (1)(3)	9,290	10,381
Maryland HHEFA, Howard County General Hosp. 5.50%, 7/1/21 (1)	5,000	5,229
Maryland HHEFA, Ingleside at King Farm, 5.00%, 1/1/17	3,410	3,216
Maryland HHEFA, Ingleside at King Farm, 5.30%, 1/1/37	1,000	667
Maryland HHEFA, Johns Hopkins Health, 5.00%, 5/15/40	41,960	41,198
Maryland HHEFA, Johns Hopkins Health, 5.00%, 5/15/42 (Tender 11/15/11)	1,500	1,548
Maryland HHEFA, Johns Hopkins Health, Zero Coupon, 7/1/19	9,630	6,606

Maryland HHEFA, Johns Hopkins Hosp., 5.50%, 5/15/38 (Prerefunded 5/15/14) (6)	10,590	12,052
Maryland HHEFA, Johns Hopkins Medical Institute Parking Fac. 5.375%, 7/1/20 (3)	5,550	5,555
Maryland HHEFA, Johns Hopkins Medical Institute Parking Fac. 5.50%, 7/1/26 (3)	3,320	3,320
Maryland HHEFA, Johns Hopkins Univ., 5.00%, 7/1/38	5,050	5,068
Maryland HHEFA, Johns Hopkins Univ., 5.25%, 7/1/38	22,170	22,793
Maryland HHEFA, Kaiser Permanente, 5.375%, 7/1/15	2,365	2,381
Maryland HHEFA, Kennedy Krieger Institute, 5.50%, 7/1/33	6,000	5,408
Maryland HHEFA, Lifebridge Health, 5.25%, 7/1/20 (Prerefunded 7/1/14) (6)	625	703
Maryland HHEFA, Loyola College, 5.00%, 10/1/40	5,000	4,734
Maryland HHEFA, Loyola College, 5.125%, 10/1/45	17,050	16,293
Maryland HHEFA, Maryland Institute College of Art 5.00%, 6/1/21	705	704
Maryland HHEFA, Maryland Institute College of Art 5.00%, 6/1/24	2,095	1,998
Maryland HHEFA, Maryland Institute College of Art 5.00%, 6/1/27	1,435	1,326
Maryland HHEFA, Maryland Institute College of Art 5.00%, 6/1/35	1,000	883
Maryland HHEFA, Maryland Institute College of Art 5.00%, 6/1/36	2,000	1,737
Maryland HHEFA, Maryland Institute College of Art 5.00%, 6/1/40	6,910	5,987
Maryland HHEFA, Maryland Institute College of Art 5.00%, 6/1/42	8,260	7,008
Maryland HHEFA, Maryland Institute College of Art 5.625%, 6/1/36 (Prerefunded 6/1/11) (6)	3,570	3,617
Maryland HHEFA, MedStar Health, 4.75%, 5/15/42	5,875	4,938
Maryland HHEFA, MedStar Health, 5.25%, 8/15/12 (8)	500	502
Maryland HHEFA, MedStar Health, 5.25%, 8/15/38 (3)	10,000	9,262

Maryland HHEFA, MedStar Health, 5.25%, 5/15/46	7,040	6,363
Maryland HHEFA, MedStar Health, 5.375%, 8/15/24	2,500	2,521
Maryland HHEFA, MedStar Health, 5.50%, 8/15/33	19,135	18,653
Maryland HHEFA, Mercy Medical Center, 5.50%, 7/1/42	23,665	20,261
Maryland HHEFA, Mercy Medical Center, 5.625%, 7/1/31	22,390	20,596
Maryland HHEFA, Mercy Medical Center, 6.50%, 7/1/13 (8)	1,185	1,263
Maryland HHEFA, Mercy Ridge, 4.50%, 7/1/15	275	290
Maryland HHEFA, Mercy Ridge, 4.50%, 7/1/35	1,000	837
Maryland HHEFA, Mercy Ridge, 6.00%, 4/1/28 (Prerefunded 4/1/13) (6)	1,775	1,982
Maryland HHEFA, Mercy Ridge, 6.00%, 4/1/35 (Prerefunded 4/1/13) (6)	3,660	4,086
Maryland HHEFA, Meritus Health, 5.75%, 1/1/33	8,475	7,983
Maryland HHEFA, Meritus Health, 5.75%, 1/1/38	4,110	3,804
Maryland HHEFA, Meritus Health, 6.00%, 1/1/28	1,315	1,313
Maryland HHEFA, Meritus Health, 6.00%, 1/1/43	10,355	9,780
Maryland HHEFA, Patterson Park Public Charter School 5.75%, 7/1/30	1,000	893
Maryland HHEFA, Patterson Park Public Charter School 6.00%, 7/1/40	1,500	1,324
Maryland HHEFA, Patterson Park Public Charter School 6.125%, 7/1/45	2,125	1,882
Maryland HHEFA, Peninsula Regional Medical Center 5.00%, 7/1/36	4,750	4,396
Maryland HHEFA, Sheppard & Enoch Pratt Foundation 5.00%, 7/1/36	85	77
Maryland HHEFA, Sheppard & Enoch Pratt Foundation 5.25%, 7/1/35	10,000	9,461
Maryland HHEFA, Union Hosp. of Cecil County, 5.00%, 7/1/35	4,200	3,904
Maryland HHEFA, Union Hosp. of Cecil County, 5.00%, 7/1/40	10,595	9,683
Maryland HHEFA, Union Hosp. of Cecil County, 5.625%, 7/1/32	500	501
Maryland HHEFA, Univ. of Maryland Medical, 4.75%, 7/1/23	1,000	993

Maryland HHEFA, Univ. of Maryland Medical, 5.00%, 7/1/12	340	349
Maryland HHEFA, Univ. of Maryland Medical, 5.00%, 7/1/18	1,000	1,072
Maryland HHEFA, Univ. of Maryland Medical, 5.00%, 7/1/29	6,315	6,116
Maryland HHEFA, Univ. of Maryland Medical, 5.00%, 7/1/31 (3)	925	910
Maryland HHEFA, Univ. of Maryland Medical, 5.00%, 7/1/34	11,400	10,712
Maryland HHEFA, Univ. of Maryland Medical, 5.125%, 7/1/39	11,135	10,462
Maryland HHEFA, Univ. of Maryland Medical, 5.25%, 7/1/21	2,925	3,081
Maryland HHEFA, Univ. of Maryland Medical, 5.25%, 7/1/34 (Prerefunded 7/1/11) (6)	2,055	2,090
Maryland HHEFA, Univ. of Maryland Medical, 5.50%, 7/1/24 (3)	8,675	9,090
Maryland HHEFA, Univ. of Maryland Medical, 6.00%, 7/1/22 (Prerefunded 7/1/12) (6)	3,000	3,220
Maryland HHEFA, Univ. of Maryland Medical, 6.00%, 7/1/32 (Prerefunded 7/1/12) (6)	8,170	8,769
Maryland HHEFA, Univ. of Maryland Medical, 7.00%, 7/1/22 (4)	2,090	2,391
Maryland HHEFA, Univ. of Maryland Medical VRDN, 0.17%, 7/1/41	3,000	3,000
Maryland HHEFA, Univ. of Maryland Medical VRDN, 0.27%, 7/1/34	2,965	2,965
Maryland HHEFA, Upper Chesapeake Health, 5.50%, 1/1/28	10,525	10,584
Maryland HHEFA, Upper Chesapeake Health, 6.00%, 1/1/38	5,000	5,084
Maryland HHEFA, Upper Chesapeake Health VRDN, 0.27%, 1/1/43	3,690	3,690
Maryland HHEFA, Western Maryland Health, 5.00%, 1/1/14	3,400	3,648
Maryland HHEFA, Western Maryland Health, 5.00%, 7/1/20	2,905	3,027
Maryland HHEFA, Western Maryland Health, 5.00%, 7/1/25	1,905	1,908
Maryland Ind. Dev. Fin. Auth., Bon Secours Health 5.929%, 8/26/22 (8)	13,400	14,147
Maryland Ind. Dev. Fin. Auth., National Aquarium in Baltimore 5.50%, 11/1/17	1,430	1,486
Maryland Ind. Dev. Fin. Auth., Our Lady of Good Counsel High School, 5.50%, 5/1/20	2,180	2,141

Maryland Transportation Auth., Baltimore-Washington Int'l. Airport Parking, 5.25%, 3/1/27 (3)(9)	10,000	9,957
Maryland Transportation Auth., Baltimore-Washington Int'l. Airport Parking, 5.50%, 3/1/16 (3)(9)	8,540	8,830
Maryland Transportation Auth., Baltimore-Washington Int'l. Airport Parking, 5.50%, 3/1/19 (3)(9)	8,170	8,379
Montgomery County, 5.00%, 5/1/21	4,500	5,264
Montgomery County, Consolidated Public Improvement 5.00%, 2/1/18 (Prerefunded 2/1/12) (6)	1,000	1,052
Montgomery County, Consolidated Public Improvement, GO 5.00%, 4/1/13	435	473
Montgomery County, Consolidated Public Improvement, GO 5.00%, 7/1/18	3,395	3,807
Montgomery County, Consolidated Public Improvement, GO 5.00%, 5/1/25	9,450	10,121
Montgomery County, Consolidated Public Improvement, GO 5.00%, 6/1/24	5,750	6,082
Montgomery County, Consolidated Public Improvement, GO 5.00%, 5/1/27	11,565	12,243
Montgomery County, Economic Dev., Trinity Health 5.50%, 12/1/16	3,650	3,775
Montgomery County, George Meany Center for Labor Studies VRDN, 0.40%, 5/1/31	390	390
Montgomery County, GO, 5.25%, 10/1/19	5,710	5,911
Montgomery County, GO, BAN, VRDN, 0.22%, 6/1/26	1,245	1,245
Montgomery County, GO, BAN, VRDN, 0.30%, 6/1/26	1,375	1,375
Montgomery County Housing Opportunities Commission, Multi-Family, 4.70%, 7/1/37 (9)	3,000	2,627
Montgomery County Housing Opportunities Commission, Multi-Family, 5.65%, 11/1/33	7,345	7,358
Montgomery County Housing Opportunities Commission, Multi-Family, 6.10%, 7/1/30	4,620	4,623
Montgomery County Housing Opportunities Commission, Single Family, 4.70%, 7/1/37 (9)	2,445	2,141

Montgomery County Housing Opportunities Commission, Single Family, 4.75%, 7/1/32 (9)	3,750	3,399
Montgomery County Housing Opportunities Commission, Single Family, 4.90%, 7/1/22 (9)	1,825	1,842
Montgomery County Housing Opportunities Commission, Single Family, 5.00%, 7/1/36 (9)	1,950	1,820
Morgan State Univ., Academic & Athletic Fac., 6.05%, 7/1/15 (2)	1,525	1,661
Northeast Maryland Waste Disposal Auth., Montgomery County Resource Recovery Fac., 5.50%, 4/1/16 (3)(9)	16,000	17,061
Northeast Maryland Waste Disposal Auth., IDRB, Waste Management, 4.75%, 1/1/12 (9)	1,665	1,672
Northeast Maryland Waste Disposal Auth., IDRB, Waste Management, 5.00%, 1/1/12 (9)	6,545	6,586
Prince George's County, 5.25%, 12/1/18 (Prerefunded 12/1/11) (4)(6)	790	827
Prince George's County, 5.25%, 12/1/19 (Prerefunded 12/1/11) (4)(6)	2,720	2,849
Prince George's County, Consolidated Public Improvement, GO 5.00%, 7/15/27	3,805	4,030
Prince George's County, GO, 5.00%, 7/15/24	7,065	7,626
Prince George's County, GO, 5.00%, 7/15/25	5,810	6,227
Prince George's County, GO, 5.00%, 7/15/26	5,575	5,938
Prince George's County, National Harbor, 4.70%, 7/1/15	1,640	1,637
Prince George's County, National Harbor, 5.20%, 7/1/34	6,100	5,121
Saint Mary's County, GO, 5.00%, 10/1/19	1,055	1,129
Univ. System of Maryland, Auxiliary Fac. & Tuition 5.00%, 4/1/18	730	807
Univ. System of Maryland, Auxiliary Fac. & Tuition 5.00%, 4/1/19 (Prerefunded 4/1/15) (6)	2,010	2,292
Univ. System of Maryland, Auxiliary Fac. & Tuition 5.00%, 4/1/19	3,100	3,418
Univ. System of Maryland, Auxiliary Fac. & Tuition 5.00%, 4/1/19 (Prerefunded 4/1/11) (6)	3,080	3,093

Univ. System of Maryland, Auxiliary Fac. & Tuition 5.00%, 10/1/23	2,110	2,263
Univ. System of Maryland, Auxiliary Fac. & Tuition 5.00%, 10/1/24	5,485	5,841
Univ. System of Maryland, Auxiliary Fac. & Tuition 5.00%, 10/1/25	5,550	5,870
Univ. System of Maryland, Auxiliary Fac. & Tuition 5.00%, 10/1/26	6,135	6,446
Washington Suburban Sanitary Dist., 5.00%, 6/1/21 (Prerefunded 6/1/15) (6)	5,630	6,459
Washington Suburban Sanitary Dist., GO, 4.70%, 6/1/18 (Prerefunded 6/1/11) (6)	1,000	1,011
Washington Suburban Sanitary Dist., GO, 4.75%, 6/1/28	6,305	6,580
Washington Suburban Sanitary Dist., GO, 5.00%, 6/1/25 (Prerefunded 6/1/15) (6)	520	597
Westminster, Carroll Lutheran Village, 6.25%, 5/1/34	7,500	6,223
		1,526,272

PUERTO RICO 6.1%

Puerto Rico, 5.25%, 7/1/27 (Prerefunded 7/1/16) (6)	1,825	2,164
Puerto Rico, 5.25%, 7/1/30 (Prerefunded 7/1/16) (6)	1,235	1,464
Puerto Rico Electric Power Auth., 5.25%, 7/1/25	8,000	7,787
Puerto Rico Electric Power Auth., 5.25%, 7/1/26	12,095	11,710
Puerto Rico Electric Power Auth., 5.25%, 7/1/40	11,000	9,555
Puerto Rico Electric Power Auth., 5.50%, 7/1/38	4,315	3,919
Puerto Rico Electric Power Auth., FRN, 0.723%, 7/1/29 (8)	4,000	2,821
Puerto Rico Highway & Transportation Auth., 5.30%, 7/1/35	5,750	5,104
Puerto Rico Highway & Transportation Auth., 5.50%, 7/1/15 (8)	5,000	5,414
Puerto Rico Housing Fin. Auth., 5.00%, 12/1/20 (Prerefunded 12/1/13) (6)	2,780	3,083
Puerto Rico Sales Tax Fin. Corp., 5.25%, 8/1/41	4,000	3,603
Puerto Rico Sales Tax Fin. Corp., 5.25%, 8/1/57	2,480	2,410

GUAM 0.3%		
Guam Gov't. Waterworks Auth., 5.875%, 7/1/35	5,000	4,764
		4,764
Total Municipal Securities (Cost $1,689,346)		1,681,012

Total Investments in Securities	
98.9% of Net Assets (Cost $1,689,346)	**$ 1,681,012**

‡ Denominated in U.S. dollars unless otherwise noted.
(1) Escrowed to maturity
(2) Insured by National Public Finance Guarantee Corp.
(3) Insured by AMBAC Assurance Corp.
(4) Insured by Financial Guaranty Insurance Company
(5) Insured by XL Capital Assurance Inc.
(6) Prerefunded date is used in determining portfolio maturity.
(7) Security cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules ("restricted security"). Acquisition date represents the day on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The fund has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities (excluding 144A holdings) at period-end amounts to $5,391 and represents 0.3% of net assets.
(8) Insured by Assured Guaranty Municipal Corp.
(9) Interest subject to alternative minimum tax
(10) Insured by CIFG Assurance
(11) Insured by ACA Financial Guaranty Corp.
BAN Bond Anticipation Note
CDA Community Development Administration/Authority
COP Certificate of Participation
DOT Department of Transportation
FRN Floating-Rate Note
GO General Obligation
HHEFA Health & Higher Educational Facility Authority
IDRB Industrial Development Revenue Bond
PCR Pollution Control Revenue
PFA Public Finance Authority/Agency
VR Variable Rate; rate shown is effective rate at period-end.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price State Tax-Free Income Trust (the trust), is registered under the Investment Company Act of 1940 (the 1940 Act). The Maryland Tax-Free Bond Fund (the fund), a nondiversified, open-end management investment company, is one portfolio established by the trust. The fund commenced operations on March 31, 1987. The fund seeks to provide, consistent with prudent portfolio management, the highest level of income exempt from federal and Maryland state and local income taxes by investing primarily in investment-grade Maryland municipal bonds.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared daily and paid monthly. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Credits The fund earns credits on temporarily uninvested cash balances held at the custodian, which reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits, which are reflected as expenses paid indirectly.

NOTE 2 - VALUATION

The fund’s financial instruments are reported at fair value as defined by GAAP. The fund determines the values of its assets and liabilities and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Debt securities are generally traded in the over-the-counter (OTC) market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service.

Financial futures contracts are valued at closing settlement prices.

Other investments, including restricted securities, and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Trustees.

Valuation Inputs Various inputs are used to determine the value of the fund’s financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical financial instruments

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar financial instruments, interest rates, prepayment speeds, and credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level. On February 28, 2011, all of the fund’s financial instruments were classified as Level 2, based on the inputs used to determine their values.

NOTE 3 - DERIVATIVE INSTRUMENTS

During the year ended February 28, 2011, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, or to adjust portfolio duration and credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. Investments in derivatives can magnify returns positively or negatively; however, the fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover the settlement obligations under its open derivative contracts.

The fund values its derivatives at fair value, as described below and in Note 2, and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. The fund does not offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral. As of February 28, 2011, the fund held no derivative instruments.

Additionally, during the year ended February 28, 2011, the fund recognized $1,355,000 of loss on interest rate derivatives, included in realized gain (loss) on Futures on the accompanying Statement of Operations.

Counterparty risk related to exchange-traded derivatives, including futures and options contracts, is minimal because the exchange’s clearinghouse provides protection against defaults. Additionally, for exchange-traded derivatives, each broker, in its sole discretion, may change margin requirements applicable to the fund.

Futures Contracts The fund is subject to interest rate risk in the normal course of pursuing its investment objectives and uses futures contracts to help manage such risk. The fund may enter into futures contracts to manage exposure to interest rate and yield curve movements, security prices, foreign currencies, credit quality, and mortgage prepayments; as an efficient means of adjusting exposure to all or part of a target market; to enhance income; as a cash management tool; and/or to adjust portfolio duration and credit exposure. A futures contract provides for the future sale by one party and purchase by another of a specified amount of a particular underlying financial instrument at an agreed-upon price, date, time, and place. The fund currently invests only in exchange-traded futures, which generally are standardized as to maturity date, underlying financial instrument, and other contract terms. Upon entering into a futures contract, the fund is required to deposit with the broker cash or securities in an amount equal to a certain percentage of the contract value (initial margin deposit); the margin deposit must then be maintained at the established level over the life of the contract. Subsequent payments are made or received by the fund each day to settle daily fluctuations in the value of the contract (variation margin), which reflect changes in the value of the underlying financial instrument. Variation margin is recorded as unrealized gain or loss until the contract is closed. The value of a futures contract included in net assets is the amount of unsettled variation margin; net variation margin receivable is reflected as an asset, and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in hedged security values and/or interest rates, and potential losses in excess of the fund’s initial investment. During the year ended February 28, 2011, the fund’s exposure to futures, based on underlying notional amounts, was generally less than 1% of net assets.

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $339,865,000 and $268,426,000, respectively, for the year ended February 28, 2011.

NOTE 5 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Reclassifications to paid-in capital relate primarily to undistributed income on which the fund paid tax. Reclassifications between income and gain relate primarily to differences between book/tax amortization policies. For the year ended February 28, 2011, the following reclassifications were recorded to reflect tax character; there was no impact on results of operations or net assets:

Distributions during the years ended February 28, 2011 and February 28, 2010, totaled $78,899,000 and $72,434,000, respectively, and were characterized as tax-exempt income for tax purposes. At February 28, 2011, the tax-basis cost of investments and components of net assets were as follows:

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from certain derivative contracts and the recognition of market discount amortization for tax purposes. The fund intends to retain realized gains to the extent of available capital loss carryforwards. The fund’s unused capital loss carryforwards as of February 28, 2011, expire: $1,188,000 in fiscal 2016, $9,975,000 in fiscal 2017, and $2,636,000 in fiscal 2019. In accordance with federal income tax regulations applicable to investment companies, recognition of capital and/or currency losses on certain transactions realized between November 1 and the fund’s fiscal year-end is deferred for tax purposes until the subsequent year (post-October loss deferrals); however, such losses are recognized for financial reporting purposes in the year realized.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.10% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.285% for assets in excess of $220 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At February 28, 2011, the effective annual group fee rate was 0.30%.

In addition, the fund has entered into service agreements with Price Associates and a wholly owned subsidiary of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. For the year ended February 28, 2011, expenses incurred pursuant to these service agreements were $116,000 for Price Associates and $354,000 for T. Rowe Price Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of T. Rowe Price State Tax-Free Income Trust and
Shareholders of Maryland Tax-Free Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Maryland Tax-Free Bond Fund (one of the portfolios comprising T. Rowe Price State Tax-Free Income Trust, hereafter referred to as the “Fund”) at February 28, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2011 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
April 15, 2011

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 2/28/11

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included $78,724,000 which qualified as exempt-interest dividends.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov. The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

ABOUT THE FUND’S TRUSTEES AND OFFICERS

Your fund is overseen by a Board of Trustees (Board) that meets regularly to review a wide variety of matters affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and other business affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and T. Rowe Price International Ltd (T. Rowe Price International); “inside” or “interested” trustees are employees or officers of T. Rowe Price. The business address of each trustee and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund trustees and is available without charge by calling a T. Rowe Price representative at 1-800-225-5132.

Independent Trustees

Name
(Year of Birth)	Principal Occupation(s) and Directorships of Public Companies and
Year Elected*	Other Investment Companies During the Past Five Years

William R. Brody	President and Trustee, Salk Institute for Biological Studies (2009
(1944)	to present); Director, Novartis, Inc. (2009 to present); Director, IBM
2009	(2007 to present); President and Trustee, Johns Hopkins University
(1996 to 2009); Chairman of Executive Committee and Trustee,
Johns Hopkins Health System (1996 to 2009)

Jeremiah E. Casey	Retired
(1940)
2006

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004
(1945)	to present); Director, Under Armour (2008 to present); Director,
1986	Vornado Real Estate Investment Trust (2004 to present); Director,
Mercantile Bankshares (2002 to 2007); Member, Advisory Board,
Deutsche Bank North America (2004 to present)

Donald W. Dick, Jr.	Principal, EuroCapital Partners, LLC, an acquisition and management
(1943)	advisory firm (1995 to present)
2001

Karen N. Horn	Senior Managing Director, Brock Capital Group, an advisory and
(1943)	investment banking firm (2004 to present); Director, Eli Lilly and
2003	Company (1987 to present); Director, Simon Property Group (2004 to present); Director, Norfolk Southern (2008 to present); Director,
Fannie Mae (2006 to 2008)

Theo C. Rodgers	President, A&R Development Corporation (1977 to present)
(1941)
2005

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate
(1946)	investment company (1991 to present); Cofounder and Partner,
1992	Blackstone Real Estate Advisors, L.P. (1992 to present); Director,
General Growth Properties, Inc. (2010 to present)

Mark R. Tercek	President and Chief Executive Officer, The Nature Conservancy
(1957)	(2008 to present); Managing Director, The Goldman Sachs Group,
2009	Inc. (1984 to 2008)

*Each independent trustee oversees 128 T. Rowe Price portfolios and serves until retirement, resignation, or election of a successor.

Inside Trustees

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the
(1956)	Board, Director, and Vice President, T. Rowe Price Group, Inc.;
2006	Chairman of the Board, Director, and President, T. Rowe Price
[128]	Investment Services, Inc.; Chairman of the Board and Director,
T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price
Savings Bank, and T. Rowe Price Services, Inc.; Director and
Chief Executive Officer, T. Rowe Price International; Chief Executive
Officer, Chairman of the Board, Director, and President, T. Rowe
Price Trust Company; Chairman of the Board, all funds

Michael C. Gitlin	Director of Fixed Income, T. Rowe Price (2009 to present); Global
(1970)	Head of Trading, T. Rowe Price (2007 to 2009); Vice President, Price
2010	Hong Kong, Price Singapore, T. Rowe Price, T. Rowe Price Group, Inc.,
[39]	and T. Rowe Price International; formerly Head of U.S. Equity Sales,
Citigroup Global Markets (2005 to 2007)

*Each inside trustee serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Position Held With State Tax-Free Income Trust	Principal Occupation(s)

Jonathan M. Chirunga (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

M. Helena Condez (1962)	Vice President, T. Rowe Price
Assistant Vice President

Patricia S. Deford (1957)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

G. Richard Dent (1960)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Charles E. Emrich (1961)	Vice President, T. Rowe Price
Vice President

Roger L. Fiery III, CPA (1959)	Vice President, Price Hong Kong, Price
Vice President	Singapore, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, and T. Rowe
Price Trust Company

Kathryn A. Floyd (1982)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Trust Company

Charles B. Hill, CFA (1961)	Vice President, T. Rowe Price and T. Rowe Price
Executive Vice President	Group, Inc.

Gregory K. Hinkle, CPA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer	Group, Inc., and T. Rowe Price Trust Company;
formerly Partner, PricewaterhouseCoopers LLP
(to 2007)

Marcy M. Lash (1963)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Alan D. Levenson, Ph.D. (1958)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary	T. Rowe Price Investment Services, Inc.

Joseph K. Lynagh, CFA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President	Group, Inc., and T. Rowe Price Trust Company

Konstantine B. Mallas (1963)	Vice President, T. Rowe Price and T. Rowe Price
Executive Vice President	Group, Inc.

Hugh D. McGuirk, CFA (1960)	Vice President, T. Rowe Price and T. Rowe Price
President	Group, Inc.

Linda A. Murphy (1959)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

David Oestreicher (1967)	Director and Vice President, T. Rowe Price
Vice President	Investment Services, Inc., T. Rowe Price
Trust Company, and T. Rowe Price Services,
Inc.; Vice President, Price Hong Kong, Price
Singapore, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, and T. Rowe
Price Retirement Plan Services, Inc.

Deborah D. Seidel (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Investment
Services, Inc.; Vice President and Assistant
Treasurer, T. Rowe Price Services, Inc., and
T. Rowe Price Retirement Plan Services, Inc.

Chen Shao (1980)	Employee, T. Rowe Price; formerly Junior
Assistant Vice President	Accountant, News America Corporation

Timothy G. Taylor, CFA (1975)	Vice President, T. Rowe Price
Vice President

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price
International for at least 5 years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Anthony W. Deering qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Deering is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,583,000 and $1,879,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price State Tax-Free Income Trust

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	April 15, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	April 15, 2011

By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date	April 15, 2011